Registration No. 333-______

     As filed with the Securities and Exchange Commission on April 12, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                      Partners Trust Financial Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

               Federal                                       75-2993918
   (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
   Incorporation or Organization)

                               233 Genesee Street
                              Utica, New York 13501
                    (Address of Principal Executive Offices)



                         SBU Bank Incentive Savings Plan
                            (Full Title of the Plan)


                                   Copies to:

          John A. Zawadzki                       John J. Gorman, Esquire
          President and               Luse Lehman Gorman Pomerenk & Schick, P.C.
     Chief Executive Officer             5335 Wisconsin Ave., N.W., Suite 400
Partners Trust Financial Group, Inc.              Washington, DC 2015
         233 Genesee Street                        (202) 274-2000
        Utica, New York 13501
           (315) 738-4778
    (Name, Address and Telephone
    Number of Agent for Service)



     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. : [x]



                         CALCULATION OF REGISTRATION FEE

====================================================================================================================

         Title of                                     Proposed               Proposed
        Securities                Amount               Maximum                Maximum               Amount of
          to be                   to be            Offering Price            Aggregate            Registration
        Registered            Registered (1)          Per Share           Offering Price               Fee
--------------------------------------------------------------------------------------------------------------------

401(k) Participation               (1)                   __                     __                     (2)
Interests

====================================================================================================================


--------------
(1)  Represents an  indeterminate  number of interests in the SBU
     Bank Incentive Savings Plan (the "Plan").

(2)  Pursuant to Rule 457(h)(3) no registration fee is required to be paid.



     This   Registration   Statement  shall  become  effective  upon  filing  in
accordance with Section 8(a) of the Securities Act of 1933 and 17 C.F.R. ss. 230.462.

PART I.

Items 1 and 2.  Plan Information and Registrant Information and Employee Plan
                Annual Information

     This Registration Statement relates to the registration of an indeterminate number of participation interests in the SBU Bank Incentive Savings Plan (the "Plan"). Documents containing the information required by Part I of the Registration Statement have been or will be sent or given to participants in the Plan, as specified by Securities Act Rule 428(b)(1). Such documents are not filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplement pursuant to Rule 424, in reliance on Rule 428.

PART II.

Item 3.  Incorporation of Documents by Reference

     All documents filed by Partners Trust Financial Group, Inc. (the "Company") pursuant to Sections 13(a) and (c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and be part hereof from the date of filing of such documents. Any statement contained in this Registration Statement, or in a document incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     The following documents filed or to be filed with the Commission are incorporated by reference in this Registration Statement:

     a) The audited financial statements of the Savings Bank of Utica as of December 31, 2000 and 1999 and for each of the years in the three year period ended December 31, 2000, 1999 and 1998, and the unaudited information at September 30, 2001 and the nine months ended September 30, 2001 and 2000, contained in the Registration Statement on Form S-1 (Commission File No. 333-75514) originally filed with the Commission on December 19, 2001, and all amendments (the "S-1").

     b) The description of the common stock, par value $0.10 per share, of the Company contained in the S-1 (Commission File No. 333-75514) originally filed with the Commission on December 19, 2001, and all amendments or reports filed for the purpose of updating such description.

Item 4.  Description of Securities

         Not applicable.

Item 5.  Interests of Named Experts and Counsel

         None.

Item 6.  Indemnification of Directors and Officers

     Article XI of the Bylaws of the Company sets forth circumstances under which directors, officers, employees and agents of the Company may be insured or indemnified against liability which they incur in their capacities as such:

     Article XI:
     ----------

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he is or was a Director, officer or employee of the Company or is or was serving at the request of the Company as a Director, Officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director, officer or employee or in any other capacity while serving as a Director, officer or employee, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Regulations of the Office of Thrift Supervision ("Office"), as the same exists or may hereafter be amended against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith.

     The right to indemnification conferred herein shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, to the fullest extent authorized by the Regulations of the Office. The rights to indemnification and to the advancement of expenses conferred herein shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, officer or employee and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

Item 7.  Exemption From Registration Claimed.

         Not applicable.

Item 8.  List of Exhibits.

         The following exhibits are filed with or incorporated by reference from the S-1 into this Registration Statement:

5 Opinion of Luse Lehman Gorman Pomerenk & Schick, P.C. as to the legality of the participation interests registered hereby.

23.1 Consent of Luse Lehman Gorman Pomerenk & Schick, P.C. (contained in the opinion included as Exhibit 5).

23.2 Consent of KPMG LLP.

23.3 Consent of PricewaterhouseCoopers LLP.

24. Power of Attorney (contained in the signature page to this Registration Statement).

99.1 SBU Bank Incentive Savings Plan Prospectus Supplement (incorporated by reference to Exhibit 99.6 to the S-1).

Item 9.  Undertakings

         The undersigned Registrant hereby undertakes:

     1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new
Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Plan; and

     4. That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     5. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Utica, State of New York, on this 10th day of April, 2002.

                                           PARTNERS TRUST FINANCIAL GROUP, INC.


Date: April 10, 2002              By:      /s/ John A. Zawadzki
                                           -----------------------------------
                                           John A. Zawadzki, President and
                                           Chief Executive Officer
                                           (Duly Authorized Representative)

                                POWER OF ATTORNEY

     We, the undersigned directors and officers of Partners Trust Financial Group, Inc. (the "Company") hereby severally constitute and appoint John A. Zawadzki, as our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said John A. Zawadzki may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration of participation interests in the SBU Bank Incentive Savings Plan, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said John A. Zawadzki shall do or cause to be done by virtue thereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the date indicated.

Signatures                          Title                               Date



/s/ John A. Zawadzki                President, Chief              April 10, 2002
--------------------
John A. Zawadzki                    Executive Officer
                                    and Director
                                    (Principal Executive
                                    Officer)

/s/ Steven A. Covert                Senior Vice President and     April 10, 2002
--------------------
Steven A. Covert                    Chief Financial Officer
                                    (Principal Financial
                                    and Accounting Officer)


/s/ Elizabeth B. Dugan              Director                      April 10, 2002
----------------------
Elizabeth B. Dugan



/s/ Richard R. Griffith             Director                      April 10, 2002
-----------------------
Richard R. Griffith



/s/ Gordon M. Hayes, Jr.            Director                      April 12, 2002
------------------------
Gordon M. Hayes, Jr.



                                    Director                      ________, 2002
------------------------
Nicholas O. Matt



                                    Director                      ________, 2002
--------------------------
Dr. Marybeth K. McCall



/s/ William L. Schrath              Director                      April 10, 2002
--------------------------
William L. Schrauth



/s/ John B. Stetson                 Director                      April 10, 2002
--------------------------
John B. Stetson



                                    Director                      ________, 2002
--------------------------
Dwight E. Vicks, Jr.



                                    Director                      ________, 2002
--------------------------
John R. Zapisek

     THE PLAN. Pursuant to requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Utica, State of New York, on April 10, 2002.

                                                SBU BANK INCENTIVE SAVINGS PLAN



                                       By:      /s/ Sandra Wilczynski
                                                -------------------------------
                                                Sandra Wilczynski
                                                Plan Administrator
                                                Vice President - Human Resources

                                  EXHIBIT INDEX


Exhibit Number             Description

5 Opinion of Luse Lehman Gorman Pomerenk & Schick, P.C. as to the legality of the participation interests registered hereby.

23.1 Consent of Luse Lehman Gorman Pomerenk & Schick, P.C. (contained in the opinion included as Exhibit 5).

23.2 Consent of KPMG LLP.

23.3 Consent of PricewaterhouseCoopers LLP

24 Power of Attorney (contained in the signature page to this Registration Statement).

99.1 SBU Bank Incentive Savings Plan Prospectus Supplement (incorporated by reference to Exhibit 99.6 to the S-1).

                                    EXHIBIT 5

April 12, 2002                                                    (202) 274-2000

Board of Directors
Partners Trust Financial Group, Inc.
233 Genesee Street
Utica, New York 13501

     Re: SBU Bank Incentive Savings Plan Registration Statement on Form S-8

Ladies and Gentlemen:

     You have requested the opinion of this firm as to certain matters in connection with the registration of participation interests in the SBU Bank Incentive Savings Plan (the "Plan"). We have reviewed the Partners Trust Financial Group, Inc.'s (the "Company") Charter, the Plan, the Registration
Statement on Form S-8 (the "Form S-8"), as well as applicable statutes and regulations governing the Company.

     Based on the foregoing, we are of the following opinion:

     Upon the effectiveness of the Form S-8, the participation interests in the Plan will legally issued, fully paid and non-assessable.

     This opinion has been prepared solely for the use of the Company in connection with the preparation and filing of the Form S-8, and should not be used for any other purpose or relied upon by any other person without the prior written consent of this firm. We hereby consent to the use of this opinion in the Form S-8.

                                        Very truly yours,



                                        /s/Luse Lehman Gorman Pomerenk & Schick
                                        ----------------------------------------
                                           Luse Lehman Gorman Pomerenk & Schick
                                           A Professional Corporation

                                  Exhibit 23.2

                                                                Exhibit 23.2


                        Independent Accountants' Consent


The Board of Directors
Partners Trust Financial Group, Inc.


     We consent to the incorporation by reference in the registration statement on Form S-8 of Partners Trust Financial Group, Inc. related to the SBU Bank Incentive Savings Plan of our report dated December 7, 2001, relating to the consolidated statment of condition of The Savings Bank of Utica and subsidiairies as of December 31, 2000, and the related consolidated statements of income, changes in equity, and cash flows for the year then ended, which report appears in the registration statement on Form S-1 (No. 333-75514), as amended, of Partners Trust Financial Group, Inc.


                                                /s/ KPMG LLP


Albany, New York
April 12, 2002

                                  Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2000, relating to the financial statements of The Savings Bank of Utica and Subsidiaires, which appears in Partners Trust Financial Group., Inc.'s Regsitration Statement on Form S-1 (No. 333-75514).




/s/ PricewaterhouseCoopers LLP





Syracuse, New York
April 12, 2002